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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 2005

                             MIV THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                    000-30453                      n/a
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

               1-8765 ASH STREET, VANCOUVER, B.C., CANADA V6P 6T3
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 301-9545

                                       n/a
          (Former name or former address, if changes since last report)



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ITEM 8.01.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 30, 2005, the Company filed a press release. The press release is attached to this form as an exhibit.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------

99.1               MIV Therapeutics, Inc. Press Release Dated September 30, 2005


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIV THERAPEUTICS, INC.



/s/ Pat McGowan
---------------
Pat McGowan
CFO